EXHIBIT 10.18

THIRD PARTY SECURITY AGREEMENT

THIS THIRD PARTY SECURITY AGREEMENT (this “Agreement”), is made as of this 27th day of March, 2020, by VIRTUAL FANTASY GAMES ACQUISITION, LLC, a Minnesota limited liability company (the “Debtor”), in favor of PLATINUM BANK, a Minnesota banking corporation (the “Secured Party”).

In order to secure the obligations of SportsHub Games Network, Inc., a Delaware corporation (the “Borrower”) to the Secured Party under and pursuant to that certain Revolving Credit Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the “Credit Agreement”) by and between the Borrower and the Secured Party and as evidenced by, among other things, the Note (as defined from time to time in the Credit Agreement) and each and every other debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Secured Party, including, without limitation, the “Obligations” (as defined from time to time in the Credit Agreement) (whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises under or is evidenced by this Agreement or any other present or future instrument or agreement or by operation of law, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint or joint and several) (all such debts, liabilities and obligations of the Borrower to the Secured Party are herein collectively referred to as the “Secured Obligations”), the Debtor hereby agrees as follows:

1. SECURITY INTEREST AND COLLATERAL. In order to secure the payment and performance of the Secured Obligations, the Debtor hereby grants to the Secured Party a security interest (herein called the “Security Interest”) in and to the following property (hereinafter collectively referred to as the “Collateral”):

any and all of the Debtor’s furniture, fixtures, machinery, equipment, inventory, accounts (including, but not limited to, all health-care-insurance receivables), deposit accounts, vehicles, prepaid insurance, letter-of-credit rights, supplies, patents, patent rights, copyrights, trademarks, trade names, goodwill, royalty rights, franchise rights, chattel paper (including, but not limited to, electronic chattel paper and tangible chattel paper), license rights, documents, instruments, investment property, software, payment intangibles, general intangibles and any and all other goods, now owned or hereafter acquired by the Debtor and wherever located and, without limitation, all of the Debtor’s other assets, together with all supporting obligations, substitutions and replacements for and products and proceeds of any of the foregoing property and, in the case of all tangible Collateral, together with (i) all accessories, attachments, parts, equipment, accessions and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents now or hereafter covering such goods.

2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The Debtor hereby represents and warrants to, and covenants and agrees with, the Secured Party as follows:

(a) The Collateral will be used primarily for business purposes. The tangible Collateral shall be located on the real property located at 323 Washington Avenue North, Suite 320, Minneapolis, Minnesota 55401.

(b) The Debtor is a Minnesota limited liability company and the address of the Debtor’s chief executive office is 323 Washington Avenue North, Suite 320, Minneapolis, Minnesota 55401, and it keeps and will keep all of its books and records with respect to all of its accounts at such address. The Debtor shall not change its state of organization or chief executive office without the Secured Party’s prior written consent.

(c) If any part or all of the Collateral will become so related to particular real estate as to become a fixture, the Debtor will promptly advise the Secured Party as to real estate concerned and the record owner thereof and execute and deliver any and all instruments necessary to perfect the Security Interest therein and to assure that such Security Interest will be prior to the interest therein of the owner of the real estate.

(d) During the preceding one (1) year, the Debtor has not changed its name or operated or conducted business under any trade name or “d/b/a” which is different from its corporate name. The Debtor shall promptly notify the Secured Party of any change in such name or if it operates or conducts business under any trade name or “d/b/a” which is different from such name.

(e) The Debtor has (or will have at the time the Debtor acquires rights in Collateral hereafter acquired or arising) and will maintain absolute title to each item of Collateral free and clear of all security interests, liens and encumbrances, except the Security Interest, and such other security interests as are permitted under the Credit Agreement (the Security Interest and the security interests permitted under the Credit Agreement are hereinafter collectively referred to as the “Permitted Interests”), and will defend the Collateral against all claims or demands of all persons other than the Secured Party and those holding Permitted Interests. Except as permitted in the Credit Agreement, the Debtor will not sell or otherwise dispose of the Collateral or any interest therein except that until an Event of Default (as defined in the Credit Agreement) has occurred the Debtor may sell inventory in the ordinary course of its business.

(f) The Debtor will not permit any Collateral to be located in any state (and, if a county filing is required, in any county) in which a financing statement covering such Collateral is required to be, but has not in fact been, filed.

(g) The Debtor authorizes the Secured Party to file all of the Secured Party’s financing statements and amendments to financing statements, and all terminations of the filings of other secured parties, all with respect to the Collateral, in such form and substance as the Secured Party, in its sole discretion, may determine (including, without limitation, describing such property as “all assets”).

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(h) All rights to payment and all instruments, documents, chattel paper and other agreements constituting or evidencing Collateral are (or will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, set-off or counterclaim (other than those arising in the ordinary course of business) of each account debtor or other obligor named therein or in the Debtor’s records pertaining thereto as being obligated to pay such obligation. The Debtor will not agree to any modification, amendment or cancellation of any such obligation without the Secured Party’s prior written consent, and will not subordinate any such right to payment to claims of other creditors of such account debtor or other obligor.

(i) The Debtor will (i) keep all Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts thereof; (ii) other than taxes and other governmental charges contested in good faith and by appropriate proceedings, promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest; (iii) keep all Collateral free and clear of all security interests, liens and encumbrances except the Permitted Interests; (iv) at all reasonable times, permit the Secured Party or its representatives to examine or inspect any Collateral, wherever located, and to examine, inspect and copy the Debtor’s books and records pertaining to the Collateral and its business and financial condition and to discuss with account debtors and other obligors requests for verifications of amounts owed to the Debtor; (v) keep accurate and complete records pertaining to the Collateral and pertaining to the Debtor’s business and financial condition and will submit to the Secured Party such periodic reports concerning the Collateral and the Debtor’s business and financial condition as the Secured Party may from time to time reasonably request; (vi) promptly notify the Secured Party of any loss or material damage to any Collateral or of any material adverse change, known to the Debtor, in the prospect of payment of any sums due on or under any instrument, chattel paper or account constituting Collateral; (vii) if the Secured Party at any time so requests promptly deliver to the Secured Party any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by the Debtor to the Secured Party; (viii) at all times keep all Collateral insured against risks of fire (including so called extended coverage), theft, collision (in case of collateral consisting of motor vehicles) and such other risks and in such amounts as the Secured Party may reasonably request, with any loss payable to the Secured Party to the extent of its interest and notify the Secured Party in writing of any loss or damage to the Collateral or any part; (ix) from time to time execute such financing statements or other forms, including, without limitation, patent and trademark recordation forms, as the Secured Party may reasonably deem required to be filed in order to perfect the Security Interest and, if any Collateral is covered by a certificate of title, execute such documents as may be required to have the Security Interest properly noted on a certificate of title; (x) pay when due or reimburse the Secured Party on demand for all costs of collection of any of the Secured Obligations and all other out-of-pocket expenses (including in each case all attorneys’ fees) incurred by the Secured Party in connection with the creation, perfection, satisfaction or enforcement of the Security Interest or the execution or creation, continuance or enforcement of this Agreement or any or all of the Secured Obligations including expenses incurred in any litigation or bankruptcy or insolvency proceedings; (xi) execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which the Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and the Secured Party’s rights under this Agreement, including, without limitation, an assignment of claim with respect to any account which is a government receivable; (xii) not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance; (xiii) permit the Secured Party at any time and from time to time to send requests (both before and after the occurrence of an Event of Default under the Credit Agreement) to account debtors or other obligors for verification of amounts owed to Debtor; and (xiv) not permit any Collateral to become part of or to be affixed to any real property, without first assuring to the reasonable satisfaction of the Secured Party that the Security Interest will be prior and senior to any interest or lien then held or thereafter acquired by any mortgagee of such real property or the owner or purchaser of any interest therein. If the Debtor at any time fails to perform or observe any agreement contained in this Section 2(i), and if such failure shall continue for a period of ten (10) calendar days after the Secured Party gives the Debtor written notice thereof (or, in the case of the agreements contained in clauses (viii) and (ix) of this Section 2(i), immediately upon the occurrence of such failure, without notice or lapse of time) the Secured Party may (but need not) perform or observe such agreement on behalf and in the name, place and stead of the Debtor (or, at the Secured Party’s option, in the Secured Party’s own name) and may (but need not) take any and all other actions which the Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances (other than Permitted Interests), the performance of obligations under contracts or agreements with account debtors or other obligors, the procurement and maintenance of insurance, the execution of financing statements, the endorsement of instruments, and the procurement of repairs, transportation or insurance); and, except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, the Debtor shall thereupon pay the Secured Party on demand the amount of all moneys expended and all costs and expenses (including attorneys’ fees) incurred by the Secured Party in connection with or as a result of the Secured Party’s performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by the Secured Party at the rate provided for in the Note. To facilitate the performance or observance by the Secured Party of such agreements of the Debtor, the Debtor hereby irrevocably appoints (which appointment is coupled with an interest) the Secured Party, or its delegate, as the attorney-in-fact of the Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of the Debtor, any and all instruments, documents, financing statements, forms, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Debtor under this Section 2.

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3. ASSIGNMENT OF INSURANCE. The Debtor hereby assigns to the Secured Party, as additional security for the payment of the Secured Obligations, any and all moneys (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Debtor under or with respect to, any and all policies of insurance covering the Collateral, and the Debtor hereby directs the issuer of any such policy to pay any such moneys to the Secured Party. Before and upon the occurrence of an Event of Default, and at any time thereafter, the Secured Party may (but need not) in its own name or in the Debtor’s name, execute and deliver proofs of claim, receive all such moneys (subject to the Debtor’s rights), endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy. The Debtor shall cause the Secured Party to be named as lender loss payee with respect to all of the Debtor’s property insurance and shall cause the Secured Party to be named as additional insured with respect to all liability insurance.

4. COLLECTION OF ACCOUNTS. The Secured Party may, or at the Secured Party’s request, the Debtor shall, either prior to or after the occurrence of an Event of Default, and at any time thereafter, notify any account debtor or any obligor on an instrument to make payment directly to a post office box specified by and under the sole control of the Secured Party, whether or not the Secured Party was theretofore making collections with respect thereto, and the Secured Party shall be entitled to take control of any proceeds thereof. If so requested by the Secured Party, the Debtor shall insert appropriate language on each invoice directing its customers to make payment to such post office box. The Debtor hereby authorizes and directs the Secured Party to deposit into a special collateral account to be established and maintained with the Secured Party all checks, drafts and cash payments, received in said lock box. All deposits in said collateral account shall constitute proceeds of Collateral and shall not constitute payment of any of the Secured Obligations. At its option, the Secured Party may, at any time, apply finally collected funds on deposit in said collateral account to the payment of the Secured Obligations in such order of application as the Secured Party may determine, or permit the Debtor to withdraw all or any part of the balance on deposit in said collateral account. If a collateral account is so established the Debtor agrees that it will promptly deliver to the Secured Party for deposit into said collateral account, all payments on accounts and chattel paper received by it. All such payments shall be delivered to the Secured Party in the form received (except for the Debtor’s endorsement where necessary). Until so deposited, all payments on accounts and chattel paper received by the Debtor shall be held in trust by the Debtor for and as the property of the Secured Party and shall not be commingled with any funds or property of the Debtor.

5. DEBTOR’S PREMISES. The Debtor hereby grants the Secured Party the right, at any time following the occurrence of an Event of Default and without notice or consent, to take exclusive possession of all Premises and any other location where the Debtor conducts its business or has any rights or possession until the earlier of the payment in full and discharge of all Secured Obligations and termination of the Revolving Line of Credit or final sale or disposition of all items constituting Collateral and delivery of those items to purchasers. Secured Party may use the Premises to store, process, manufacture, sell, use and liquidate or otherwise dispose of items that are Collateral and for any other incidental purposes deemed appropriate by the Secured Party in good faith. The Secured Party shall not be obligated to pay rent or other compensation for the possession or use of any Premises, but if the Secured Party elects to pay rent or other compensation to the owner of any Premises or any sublandlord of any Premises in order to have access to the Premises, then the Debtor shall promptly reimburse the Secured Party for all such amounts, as well as all taxes, fees, charges and other expenses at any time payable by the Secured Party with respect to the Premises by reason of the execution, delivery, recordation, performance or enforcement of any terms of this Agreement or any other Loan Document.

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6. REMEDIES. Upon the occurrence of an Event of Default, and at any time thereafter, the Secured Party may exercise any one or more of the following rights or remedies if any or all of the Secured Obligations are not paid when due: (i) exercise and enforce any or all rights and remedies available after default to a secured party under the Uniform Commercial Code, including but not limited to the right to take possession of any Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Debtor hereby expressly waives), and the right to sell, lease or otherwise dispose of or use any or all of the Collateral; (ii) the Secured Party may require the Debtor to assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties; (iii) exercise its rights under any lessors’ agreements regardless of whether or not the Debtor is in default under such leases; and (iv) exercise or enforce any or all other rights or remedies available to the Secured Party by law or agreement against the Collateral, against the Debtor or against any other person or property. The Secured Party is hereby granted a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, copyrights and patents of the Debtor that the Secured Party deems necessary or appropriate to the disposition of any Collateral. If notice to the Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 7 below) at least ten (10) calendar days prior to the date of intended disposition or other action.

7. SURETY PROVISIONS. The Debtor hereby:

(a) waives (i) presentment, demand, notice of nonpayment, protest and notice of protest on the Secured Obligations; and (ii) notice of the creation or incurrence of the Secured Obligations;

(b) agrees that the Secured Party may from time to time, without notice to the Debtor, which notice is hereby waived by the Debtor, extend, renew or compromise the Secured Obligations, in whole or in part, without releasing, extinguishing or affecting in any manner whatsoever the security interest granted hereunder, the foregoing acts being hereby consented to by the Debtor;

(c) agrees that the Secured Party shall not be required to first resort for payment to any other person, entity or corporation, their properties or estates, or any other right or remedy whatsoever, prior to enforcing this Agreement;

(d) agrees that this Agreement shall be construed as a continuing, absolute and unconditional agreement without regard to (i) the validity, regularity or enforceability of the Secured Obligations, or the disaffirmance thereof in any insolvency or bankruptcy proceeding relating to the Debtor, or (ii) any event or any conduct or action of the Secured Party or any other party, which might otherwise constitute a legal or equitable discharge of a surety or of the security interest granted hereunder but for this provision;

(e) agrees that this Agreement shall remain in full force and effect and be binding upon the Debtor until the credit expires and the Secured Obligations are paid in full;

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(f) agrees that the Secured Party is expressly authorized to renew, extend, compromise, exchange, release or surrender any or all collateral and security pledged by the Debtor or any other party to the Secured Party to secure all or any part of the Secured Obligations, with or without consideration and without notice to the Debtor and without in any manner affecting the security interest granted hereunder; and that the security interest granted hereunder shall not be affected or impaired by any failure, neglect or omission on the part of the Secured Party to realize upon the Secured Obligations, or upon any collateral or security therefor, nor by the taking by the Secured Party of any other security agreement or guaranty to secure the Secured Obligations or any other indebtedness of the Debtor to the Secured Party, nor by any act or failure to act whatsoever which but for this provision might or could in law or in equity act to release the security interest granted hereunder;

(g) agrees that the security interest granted hereunder shall not be affected or impaired by the existence or creation from time to time, with or without notice to the Debtor, which notice is hereby waived, of indebtedness from the Debtor to the Secured Party in addition to the Secured Obligations, the creation or existence of such additional indebtedness being hereby consented to by the Debtor;

(h) agrees that the possession of this security interest by the Secured Party shall be conclusive evidence of due execution and delivery hereof by the Debtor;

(i) agrees that the Debtor may be joined in any action or proceeding commenced in connection with or based upon the Secured Obligations and this Agreement may be enforced in any such action or proceeding or in any independent action or proceeding against the Debtor should the Debtor fail to duly and punctually pay any of the principal of or interest or prepayment premium, if any, on the Secured Obligations, without any requirement that the Secured Party first assert, prosecute or exhaust any remedy or claim against any other party;

(j) agrees that no waiver by the Secured Party of any Event of Default under the Loan Agreement shall be a waiver of any other Event of Default under the Loan Agreement or of the same Event of Default on a later occasion; no delay or failure by the Secured Party to exercise any right or remedy hereunder or under applicable law shall be a waiver of such right or remedy; and no single or partial exercise by the Secured Party of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy at any other time; and

(k) agrees that each remedy of the Secured Party hereunder is distinct and cumulative to every other right or remedy under this Agreement, the documents related hereto, or afforded by law, and may be exercised concurrently or independently.

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8. MISCELLANEOUS. This Agreement does not contemplate a sale of accounts or chattel paper, and, as provided by law, the Debtor is entitled to any surplus and shall remain liable for any deficiency. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party. A waiver signed by the Secured Party shall be effective only in the specific instance and for the purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Party’s rights or remedies. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly or concurrently, at the Secured Party’s option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to the Debtor shall be deemed sufficiently given if deposited in the United States mails, registered or certified, postage prepaid, or personally delivered to the Debtor at its address set forth herein. The Secured Party’s duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if the Secured Party exercises reasonable care in physically safe keeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Secured Party need not otherwise preserve, protect, insure or care for any Collateral. The Secured Party shall not be obligated to preserve any rights the Debtor may have against any other party, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by the Debtor and delivered to the Secured Party, and the Debtor waives notice of the Secured Party’s acceptance hereof. The Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of the Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. Except to the extent otherwise required by law, this Agreement shall be governed by the laws of the State of Minnesota and, unless the context otherwise requires, all terms used herein which are defined in Articles 1 and 9 of the Uniform Commercial Code, as in effect in said state, shall have the meanings therein stated and all capitalized terms used herein which are defined in the Credit Agreement shall have the meanings therein stated. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Secured Obligations.

IN WITNESS WHEREOF, the Debtor has executed and delivered to the Secured Party this Agreement as of the day and year first above written.

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[SIGNATURE PAGE TO THIRD PARTY SECURITY AGREEMENT]

VIRTUAL FANTASY GAMES ACQUISITION, LLC, a Minnesota limited liability company

	By:	/s/ Rob Pythian
	Name:	Rob Pythian
	Its:	CEO

Debtor’s Address:

323 Washington Avenue North, Suite 320 Minneapolis, Minnesota 55401